OTHER EXPENSES, NET	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
OTHER EXPENSES, NET	OTHER EXPENSES, NET
Other expenses, net are as follows:

	For the years ended December 31,
	2020	2019	2018
	(€ thousand)
Other expenses	25,067	14,288	18,257
Other income	(6,592)	(9,297)	(15,062)
Other expenses, net	18,475	4,991	3,195
Other expenses primarily include indirect taxes, provisions and other miscellaneous expenses. Other income primarily includes rental income, gains on the disposal of property plant and equipment and other miscellaneous income. Other expenses, net in 2019 includes the positive effects of a change in estimate of the risk and related provision associated with a legal dispute based on developments that occurred in the first quarter of 2019, and other expenses, net in 2018 includes the effects of a favorable ruling on a prior year’s legal dispute.